                             MBL GROWTH FUND, INC.

Dear Shareholders and Variable Annuity Participants:

MBL Growth Fund returned 18.2% during the last six months of 1995 and 34.8% for the full year, including reinvestment of dividends. Comparable performance for the Standard & Poor's 500 Index, a generally accepted index of unmanaged securities, was 14.4% for the six month period and 37.5% for the year. I am pleased to report that the 34.8% appreciation was achieved with an average estimated risk level equal to only 76% of the risk level of the market, as measured by the standard deviation of the Fund's returns. In fact, the Fund was recently listed in the January 8, 1996 issue of BARRON'S as one of the top performing variable annuity funds in the fourth quarter of 1995.

In the letter that follows, Michael Mullarkey, the Fund's primary portfolio manager, discusses some of the individual issues that affected performance during the second half of the year. Perhaps the most noteworthy was CCH Inc. (also known as Commerce Clearing House) which more than doubled in value in the six month period.

On December 19, 1995 the Board of Directors declared a dividend from net investment income of $.13 per share and a capital gain distribution of $.50 per share payable to shareholders of record on December 22, 1995. Total 1995 income and capital gains distributions were $.26 and $.68, respectively.

The Board of Directors continues to invite you to mail your comments and suggestions to them and thanks you for your continued support and confidence in the Fund.

                                          Sincerely,
                                          EUGENE J. CIARKOWSKI
                                          PRESIDENT

February 15, 1996

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders and Variable Annuity Participants:

The investment returns of MBL Growth Fund noted in the President's letter reflect performance after expenses. Long term holders will be pleased by the fact that the MBL Growth Fund, after expenses, has beaten the Standard & Poor's 500 Index, which is unburdened by expenses, over a three, five and ten year period. And this has been accomplished with lower risk than represented by the S&P 500, as measured by the standard deviation of the Fund's returns.

In the paragraphs that follow, we talk about holdings that materially affected the Growth Fund's performance during the second half of 1995.

The holdings that dominated performance during the second half of 1995 were both the A and B shares of CCH INC. (formerly known as Commerce Clearing House). CCH Inc. appreciated better than 100% during the second half after the family that controlled it agreed in November 1995 to sell out to Wolters Kluwer at $55.50 per share. CCH's CEO had publicly stated in a speech in late June 1995 that he thought the private market value of his company was materially higher than the public market value, and that he was trying to close the gap. That speech, as well as stock repurchases by the company and some insider buying by management, contributed to our decision to maintain a large holding in CCH.

RITE AID, another large position, appreciated 33.7% in the second half when it got the two largest holders and the management of REVCO to agree to a merger. Such a merger would materially strengthen Rite Aid's share of its traditional market, as well as lower the price at which it could buy pharmaceuticals. Rite Aid's experience with the FTC in two previous mergers lent credibility to the proposition that compromises would be reached with government regulators that would allow the merger to proceed.

SHARED MEDICAL SYSTEM was another excellent performer appreciating 35.5% during the second half. We think the main reason for the appreciation was the market's response to a positive top management change that installed a proven professional manager. Also helping was the market's willingness to pay a higher multiple for the predictable earnings Shared Medical provides, in a period of slow economic growth. The fact that President Clinton fought hard to protect Medicare and Medicaid from Republican cutbacks may have also helped.

NATIONAL COMPUTER SYSTEMS was an underperformer during the second half. This company continues to be in a fundamental turnaround led by a new and focused management in whom we have confidence. We suspect the stock may have suffered from the fact that National Computer Systems is a major subcontractor to the Department of Education, one of the areas of government currently under attack by the Republican majority in Congress.

Also hurting performance in the second half was the cash position held by MBL Growth Fund. Our rationale for this defensive positioning was the robust price level of the stock market as measured in terms of price to book value and dividend yield.

                                          Sincerely,

                                                     [SIGNATURE]
                                          MICHAEL J. MULLARKEY
                                          FOR MARKSTON INVESTMENT MANAGEMENT

February 15, 1996

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MBL GROWTH FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AVERAGE ANNUAL TOTAL RETURN
1 Year                                      5 Year     10 Year
34.75%                                      17.11%      15.04%
                                   MBL Growth Fund     S&P 500
1985                                         10000       10000
1986                                         12134       11870
1987                                         11870       12464
1988                                         15148       14532
1989                                         19467       19125
1990                                         18429       18532
1991                                         22614       24166
1992                                         25931       26002
1993                                         29503       28628
1994                                         30131       29003
1995                                         40601       39888

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MBL GROWTH FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MBL GROWTH FUND IS A
PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000 AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THIS FUND IS ONLY AVAILABLE FOR
PURCHASE BY INSURANCE COMPANY SEPARATE ACCOUNTS. DEDUCTIONS AND CHARGES, INCLUDING SALES CHARGES, APPLICABLE TO THE VARIOUS INSURANCE PRODUCTS THAT INVEST IN THE FUND, ARE NOT REFLECTED IN THIS GRAPH. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MBL Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MBL Growth Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the seven years in the period ended December 31, 1992 were audited by other independent accountants whose report dated February 12, 1993 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1996

STATEMENT OF ASSETS AND LIABILITIES
MBL GROWTH FUND, INC.
DECEMBER 31, 1995

ASSETS
Investments -- Note E:
  Common stocks (cost $21,981,680).......  $29,421,440
  Preferred stocks (cost $35,171)........       49,748
  Corporate bonds (cost $479,579)........      512,655
  Short-term investments.................    9,683,775
                                           -----------
                                            39,667,618
Cash.....................................       89,902
Dividends and interest receivable........       84,788
Receivable for investment securities
 sold....................................      632,574
Other assets.............................        5,541
                                           -----------
        Total Assets.....................  $40,480,423
                                           -----------
                                           -----------
LIABILITIES
Payable for investment securities
 purchased...............................  $   245,608
Payable for Fund shares redeemed.........       30,850
Accrued investment advisory fee -- Note
 B.......................................       32,606
Accounts payable and accrued expenses....       20,302
                                           -----------
        Total Liabilities................      329,366

NET ASSETS
Capital stock -- 3,907,989 shares of
  $1.00 par value capital stock
  outstanding (21,000,000 shares
  authorized)............................    3,907,989
Capital paid-in..........................   28,412,516
Accumulated undistributed net investment
  income.................................       56,970
Accumulated undistributed net realized
  gain from security transactions........      286,169
Net unrealized appreciation of
 investments.............................    7,487,413
                                           -----------
        Total Net Assets.................   40,151,057
                                           -----------
        Total Liabilities and Net
         Assets..........................  $40,480,423
                                           -----------
                                           -----------
Net asset value, offering price, and
  redemption price per share
  ($40,151,057  DIVIDED BY 3,907,989
  shares of
  capital stock outstanding).............       $10.27

See notes to financial statements.

STATEMENT OF OPERATIONS
MBL GROWTH FUND, INC.
YEAR ENDED DECEMBER 31, 1995

Investment Income:
  Dividends.............................  $    709,575
  Interest..............................       543,505
                                          ------------
                                             1,253,080
Expenses:
  Investment advisory fee -- Note B.....       130,570
  Custodian.............................        64,620
  Audit.................................        28,202
  Transfer agent........................        20,062
  Printing..............................        19,800
  Legal.................................        18,825
  Insurance expense.....................         8,830
  Directors' fees.......................         7,100
  Miscellaneous.........................         2,599
  Registration and filing fees..........           575
  State tax.............................           250
                                          ------------
                                               301,433
                                          ------------
        Net Investment Income...........       951,647
                                          ------------
Realized and Unrealized Gain on
  Investments -- Note E:
  Net realized gain from security
    transactions........................     2,228,794
  Increase in unrealized appreciation of
    investments.........................     7,376,436
                                          ------------
    Net Gain on Investments.............     9,605,230
                                          ------------
    Net Increase in Net Assets Resulting
      from Operations...................  $ 10,556,877
                                          ------------
                                          ------------

STATEMENTS OF CHANGES IN NET ASSETS
MBL GROWTH FUND, INC.

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       1995            1994
                                                                                  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.........................................................   $    951,647    $    716,352
  Net realized gain from security transactions ($2,228,783 and $4,039,903,
    respectively, for federal income tax purposes)..............................      2,228,794       4,039,892
  Increase (decrease) in unrealized appreciation of investments.................      7,376,436      (4,081,355)
                                                                                  --------------  --------------
    Net Increase in Net Assets Resulting from Operations........................     10,556,877         674,889
                                                                                  --------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ($.26 and $.21, per share,
    respectively)...............................................................       (950,032)       (706,594)
  Distributions from net realized gain from security transactions ($.68 and
    $1.18, per share, respectively).............................................     (2,494,342)     (3,975,197)
                                                                                  --------------  --------------
    Total Distributions to Shareholders.........................................     (3,444,374)     (4,681,791)
                                                                                  --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS -- NOTE D
  Net increase in net assets from capital share transactions....................      1,039,015         142,022
                                                                                  --------------  --------------
    Net Increase (Decrease) in Net Assets.......................................      8,151,518      (3,864,880)

NET ASSETS
  Beginning of year.............................................................     31,999,539      35,864,419
                                                                                  --------------  --------------
  End of year (including undistributed net investment income of $56,970 and
    $55,355 respectively).......................................................   $ 40,151,057    $ 31,999,539
                                                                                  --------------  --------------
                                                                                  --------------  --------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MBL GROWTH FUND, INC.
DECEMBER 31, 1995

  NUMBER
    OF                                         MARKET
  SHARES                                        VALUE
----------                                   -----------
            COMMON STOCKS (73.28%)

            AEROSPACE AND DEFENSE (3.06%)
    47,900  Teledyne, Inc..................  $ 1,227,438
                                             -----------
            BANKING AND FINANCE (4.29%)
    37,500  American Express Co............    1,551,562
     2,000  Northern Trust Corp............      110,750
     2,000  Wilmington Trust Corp..........       61,500
                                             -----------
                                               1,723,812
                                             -----------

            BUILDING (2.24%)
     5,900  Lone Star Industries, Inc......      147,079
    22,100  Morgan Products Ltd.*..........      129,838
    10,800  Vulcan Materials Co............      622,350
                                             -----------
                                                 899,267
                                             -----------

            CHEMICALS (0.26%)
     3,800  Lubrizol Corp..................      105,925
                                             -----------

            COMPUTERS AND COMPUTING (7.86%)
    15,600  Cray Research, Inc.*...........      386,100
    13,400  Digital Equipment Corp.*.......      859,275
     9,200  Intel Corp.....................      522,100
    74,100  National Computer Systems,
              Inc..........................    1,352,325
    17,200  Summagraphics Corp.*...........       35,475
                                             -----------
                                               3,155,275
                                             -----------

            CONGLOMERATES (4.44%)
    26,900  Minnesota Mining &
              Manufacturing Co.............    1,782,125
                                             -----------

            CONSUMER GOODS AND SERVICES (5.15%)
     7,200  American Greetings Corp., Class
              A............................      198,900
     8,000  Hasbro, Inc....................      248,000
     9,800  Mattel, Inc....................      301,350
    29,300  National Service Industries,
              Inc..........................      948,588
     3,400  Time Warner, Inc...............      128,775
     5,400  Valspar Corp...................      240,975
                                             -----------
                                               2,066,588
                                             -----------

  NUMBER
    OF                                         MARKET
  SHARES                                        VALUE
----------                                   -----------

            FOOD AND BEVERAGES (2.95%)
     4,300  Coca-Cola Co...................  $   319,275
     5,600  Quaker Oats Co.................      193,200
    55,900  Showbiz Pizza Time, Inc.*......      670,800
                                             -----------
                                               1,183,275
                                             -----------
            HEALTHCARE AND MEDICAL (3.51%)
    10,600  Caremark International, Inc....      192,125
    27,400  Cooper Companies, Inc..........      205,500
     8,800  NextHealth, Inc.*..............       27,500
       600  Rhone-Poulenc Rorer, Inc.......       31,950
    17,600  Shared Medical System Corp.....      950,400
                                             -----------
                                               1,407,475
                                             -----------
            INDUSTRIAL SERVICES (2.09%)
    39,300  Ogden Corp.....................      840,038
                                             -----------
            INSURANCE (3.22%)
    35,900  Allmerica Property & Casualty
              Companies, Inc...............      969,300
     9,900  Argonaut Group, Inc............      321,750
       200  USF&G Corp.....................        3,375
                                             -----------
                                               1,294,425
                                             -----------
            INVESTMENT COMPANIES (2.03%)
     6,400  Emerging Tigers Fund, Inc.*....       83,200
     6,600  Global Government Plus Fund,
              Inc..........................       48,675
    82,800  Global Total Return Fund,
              Inc..........................      683,100
                                             -----------
                                                 814,975
                                             -----------
            OIL AND GAS (5.17%)
     9,114  Apache Corp....................      268,863
    44,525  Panhandle Eastern Corp.........    1,241,134
     3,000  Petroleum Helicopters, Inc.,
              voting.......................       41,250
     8,100  Petroleum Helicopters, Inc.,
              non-voting...................      105,300
     7,000  Piedmont Natural Gas, Inc......      162,750
    17,600  Quaker State Corp..............      222,200
     2,200  Western Gas Resources, Inc.....       35,475
                                             -----------
                                               2,076,972
                                             -----------

MBL GROWTH FUND, INC.
DECEMBER 31, 1995

  NUMBER
    OF                                         MARKET
  SHARES                                        VALUE
----------                                   -----------
            PRINTING AND PUBLISHING
              (15.17%)
    75,000  CCH, Inc., Class A.............  $ 4,143,750
    19,900  CCH, Inc., Class B.............    1,096,987
    25,100  Times Mirror Co., Series A.....      850,263
                                             -----------
                                               6,091,000
                                             -----------

            REAL ESTATE INVESTMENT (2.22%)
    17,168  First Union Real Estate Equity
              & Mortgage Investments.......      120,176
    10,700  Health Care Property Investors,
              Inc..........................      375,837
    37,016  IRT Property Co................      342,398
     6,100  Reading Co., Class A*..........       54,138
                                             -----------
                                                 892,549
                                             -----------
            RETAIL TRADE (4.42%)
    11,700  Grossman's, Inc.*..............       13,162
    41,200  Rite Aid Corp..................    1,411,100
    11,000  Smith's Food & Drug Centers,
              Inc., Class B................      277,750
    15,100  Universal International,
              Inc.*........................       71,725
                                             -----------
                                               1,773,737
                                             -----------

            TEXTILE & APPAREL (0.15%)
     3,500  Oshkosh B'Gosh, Inc., Class
              A............................       58,625
                                             -----------
            UTILITIES -- ELECTRIC AND GAS
              (3.62%)
    21,800  Cinergy Corp...................      667,625
     6,900  Eastern Utilities Assoc........      163,012
    41,000  Noram Energy Corp..............      363,875
     8,000  Northwest Natural Gas Co.......      260,000
                                             -----------
                                               1,454,512
                                             -----------
            UTILITIES -- TELEPHONE (0.79%)
     7,901  Sprint Corp....................      315,052
                                             -----------

  NUMBER
    OF                                         MARKET
  SHARES                                        VALUE
----------                                   -----------

            VOCATIONAL TRAINING (0.64%)
    31,800  National Education Corp.*......  $   258,375
                                             -----------
            Total Common Stocks............   29,421,440
                                             -----------

            PREFERRED STOCKS (0.12%)

            AEROSPACE AND DEFENSE (0.06%)
     1,849  Teledyne, Inc., Series E.......       26,348
                                             -----------

            CONSUMER GOODS AND SERVICES
               (0.06%)
     2,600  Craig Corp., Class A*..........       23,400
                                             -----------
            Total Preferred Stocks.........       49,748
                                             -----------
PRINCIPAL
  AMOUNT
----------

            CORPORATE BONDS (1.28%)

            INSURANCE (0.28%)
$  129,000  CII Financial, Inc., 7.50%
              conv. sub. deb., due
              September 15, 2001...........      112,230
                                             -----------

            VOCATIONAL TRAINING (1.00%)
   570,000  National Education Corp., 6.50%
              conv. sub. deb., due
              May 15, 2011.................      400,425
                                             -----------
            Total Corporate Bonds..........      512,655
                                             -----------

            SHORT-TERM INVESTMENTS (24.12%)
 9,725,000  U.S. Treasury Bills, 4.48% to
              5.39%, due January 4 to
              February 15, 1996............    9,683,775
                                             -----------
            Total Investments (98.80%).....  $39,667,618
                                             -----------
                                             -----------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MBL GROWTH FUND, INC.

NOTE A  -- ACCOUNTING POLICIES

MBL Growth Fund, Inc. (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

The Fund functions as the investment vehicle for certain variable contract accounts of MBL Life Assurance Corporation ("MBL Life") which are unit investment trusts ("Separate Accounts") registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost, which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter, are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders.

DIVIDENDS: Dividends receivable on investment securities and dividends payable to shareholders are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has an investment advisory and a service agreement with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation, which is a wholly-owned subsidiary of MBL Life. Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's total net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and
 .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% per
annum   for  each  full  two  percentage   points  that  the  Fund's  investment
performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. Based on the formula, for the 24-month period ended December 31, 1995, the Fund's investment performance was 1.82 percentage points worse than that of the Index, resulting in no adjustment to the basic fee.

In the event operating expenses of the Fund, exclusive of taxes and interest, but including the investment advisory fee, exceed 1.5% of the first $30,000,000 of the Fund's average daily net asset value and 1% of the Fund's average daily net asset value in excess of $30,000,000 for any fiscal year related thereto, Adviser will reimburse the Fund promptly after the end of the fiscal year for such excess. No reimbursement was required for the year ended December 31, 1995.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC") a wholly-owned subsidiary of MBLLAC Holding Corporation.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $7,100. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE C  -- RELATED PARTY TRANSACTIONS
At December 31, 1995, MBL Life owned 65,406 Fund shares. In addition, 3,842,583 Fund shares are held by MBL Life Separate Accounts, for the benefit of variable annuity contract holders.

On April 29, 1994, the Third Amended Plan of Rehabilitation of the Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. Substantially all of the assets and liabilities of Mutual Benefit Life, including Mutual Benefit Life's investment in the Fund, were transferred to MBL Life. In addition, the assets and liabilities of the Separate Accounts which invest in the Fund were transferred to new separate accounts of MBL Life.

In view of the terms and conditions of the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Separate Accounts, and therefore, the Fund is currently issuing shares only with respect to reinvestment of dividends and capital gain distributions, if any. The terms of the Plan permit redemptions from the Separate Accounts to continue as requested.

NOTE D  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                                    Year Ended December 31,    Year Ended December 31,
                                                             1995                       1994
                                                   -------------------------  -------------------------
                                                     Shares       Amount        Shares       Amount
                                                   ----------  -------------  ----------  -------------
Shares issued in reinvestment of income dividends
 and capital gain distributions..................     347,421  $   3,444,374     548,840  $   4,681,791
Less shares repurchased..........................    (266,102)    (2,405,359)   (479,247)    (4,539,769)
                                                   ----------  -------------  ----------  -------------
Net increase in number of shares outstanding and
 net assets resulting from capital share
 transactions....................................      81,319  $   1,039,015      69,593  $     142,022
                                                   ----------  -------------  ----------  -------------
                                                   ----------  -------------  ----------  -------------

NOTE E  -- PURCHASES AND SALES OF INVESTMENTS

Purchases  and proceeds from sales of investments during the year ended December
31,  1995,  other  than  short-term  investments,  aggregated  $12,350,352   and
$14,405,273, respectively.

The identified cost of investments owned at December 31, 1995 for federal income tax purposes was $32,180,205. At December 31, 1995, gross unrealized appreciation of investments was $8,301,130, and gross unrealized depreciation of investments was $813,717 resulting in net unrealized appreciation of $7,487,413, for federal income tax purposes.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             MBL GROWTH FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                1995       1994       1993       1992       1991       1990
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year..........................  $   8.36   $   9.55   $   9.36   $  11.00   $  15.45   $  17.18
Net investment income.......................................      0.26       0.21       0.17       0.31       0.66       0.56
Net realized and unrealized gain (loss) on investments......      2.59      (0.01)      1.10       1.25       2.72      (1.46)
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease) in net assets from operations.......      2.85       0.20       1.27       1.56       3.38      (0.90)
Dividends from net investment income........................     (0.26)     (0.21)     (0.17)     (0.31)     (0.66)     (0.58)
Distributions from net realized gain from security
  transactions..............................................     (0.68)     (1.18)     (0.91)     (2.89)     (7.17)     (0.25)
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Total distributions.........................................     (0.94)     (1.39)     (1.08)     (3.20)     (7.83)     (0.83)
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year................................  $  10.27   $   8.36   $   9.55   $   9.36   $  11.00   $  15.45
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Total Return................................................     34.75%      2.13%     13.77%     14.67%     22.71%     -5.33%
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net Assets, End of Year (thousands).........................  $  40,151  $  32,000  $  35,864  $  33,685  $  37,523  $  59,108
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Ratio of Expenses to Average Net Assets.....................      0.86%      1.13%      1.20%      0.99%      0.57%      0.68%
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Ratio of Net Investment Income to Average Net Assets........      2.73%      2.15%      1.67%      2.39%      3.26%      3.62%
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Portfolio Turnover Rate.....................................     47.49%     78.29%     47.46%     48.10%     33.74%      7.11%
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------  ---------  ---------


                                                                1989       1988       1987       1986
                                                              ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year..........................  $  14.06   $  11.69   $  14.28   $  12.73
Net investment income.......................................      0.44       0.46       0.41       0.38
Net realized and unrealized gain (loss) on investments......      3.57       2.735     (0.45)      2.16
                                                              ---------  ---------  ---------  ---------
Net increase (decrease) in net assets from operations.......      4.01       3.195     (0.04)      2.54
Dividends from net investment income........................     (0.47)     (0.44)     (0.59)     (0.38)
Distributions from net realized gain from security
  transactions..............................................     (0.42)     (0.385)    (1.96)     (0.61)
                                                              ---------  ---------  ---------  ---------
Total distributions.........................................     (0.89)     (0.825)    (2.55)     (0.99)
                                                              ---------  ---------  ---------  ---------
Net Asset Value, End of Year................................  $  17.18   $  14.06   $  11.69   $  14.28
                                                              ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------
Total Return................................................     28.51%     27.61%     -2.10%     21.34%
                                                              ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net Assets, End of Year (thousands).........................  $  56,805  $  40,166  $  31,506  $  29,959
                                                              ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------
Ratio of Expenses to Average Net Assets.....................      1.06%      0.94%      0.73%      0.95%
                                                              ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------
Ratio of Net Investment Income to Average Net Assets........      2.80%      3.39%      3.05%      2.66%
                                                              ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------
Portfolio Turnover Rate.....................................     14.69%     19.43%     18.81%     44.28%
                                                              ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------

See notes to financial statements.

RECORD OF PERFORMANCE (UNAUDITED)

The primary investment objective of MBL Growth Fund, Inc. is long-term appreciation of capital and this can only be achieved over a period of time. The performance of the Fund should not be judged over the short-term, but should be considered in light of its investment policies and objectives. Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on December 17, 1982.

                                          Per Share
                                 ----------------------------
                                   Dividends
                     Net asset     from net        Capital
                       value      investment        gains
    Year ended       per share      income      distributions
-------------------------------------------------------------
December 31, 1982    $   10.30            --             --
December 31, 1983        12.67   $       .15    $       .05
December 31, 1984        11.20           .51           1.11
December 31, 1985        12.73           .46            .99
December 31, 1986        14.28           .38            .61
December 31, 1987        11.69           .59           1.96
December 31, 1988        14.06           .44           .385
December 31, 1989        17.18           .47            .42
December 31, 1990        15.45           .58            .25
December 31, 1991        11.00           .66           7.17
December 31, 1992         9.36           .31           2.89
December 31, 1993         9.55           .17            .91
December 31, 1994         8.36           .21           1.18
December 31, 1995        10.27           .26            .68
-------------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1995:

INVESTMENTS ADDED

Allmerica Property & Casualty Cos., Inc.
American Express Co.
Apache Corp.
Cinergy Corp.
Cooper Companies, Inc.
Cray Research, Inc.
Digital Equipment Corp.
Eastman Chemical Co.
Emerging Tigers Fund, Inc.
Global Government Plus Fund, Inc.
Global Income Plus Fund, Inc.
Global Total Return Fund, Inc.
GT Greater Europe Fund
Intel Corp.
Lone Star Industries, Inc.
National Education Corp.
NextHealth, Inc.
Oshkosh B'Gosh Inc., Class A
Quaker Oats Co.
Teledyne, Inc. (Series E preferred)
Times Mirror Co., Series A

INVESTMENTS ELIMINATED

Americana Hotels & Realty Corp.
Archer-Daniels-Midland Co.
Avnet, Inc.
DEKALB Energy Co., Class B
DEKALB Genetics Corp., Class B
Eastman Chemical Co.
Global Income Plus Fund, Inc.
GT Greater Europe Fund
Jundt Growth Fund, Inc.
McWhorter Technologies, Inc.
Murphy Oil Corp.
Occidental Petroleum Corp.
Pacific Enterprises
Pioneer Hi-Bred International, Inc.
Santa Cruz Operation, Inc.
Sierra Tucson Co., Inc.
State of the Art, Inc.
Sunshine Mining Co. (preferred)
United States Shoe Corp.
Waxman Industries, Inc.
Westwood One, Inc.

                             MBL GROWTH FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS
                              Eugene J. Ciarkowski

                               Horace J. DePodwin

                              Herbert M. Groce Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

FS-629 (2-96)
15152

Annual Report

December 31, 1995

MBL GROWTH FUND, INC.

                                 Distributed by

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